SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant toss.240.14a-12


                         WADE COOK FINANCIAL CORPORATION
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                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

    ---------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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


                                      LOGO



                               Seattle, Washington



Dear Stockholders:

     I am pleased to invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Wade Cook Financial Corporation to be held on Monday, June 10, 2002 at 7:00 p.m. local time in the Company's corporate headquarters located at 14675 Interurban Avenue So., Tukwila, Washington 98168.

     The Annual Meeting will be primarily limited to the election of Directors as described in the accompanying Proxy Statement. However, the Company will report on current activities of the Company and will provide an opportunity to discuss matters of interest to you as a stockholder.

     I sincerely hope you will be able to attend our Annual Meeting. Whether or not you plan to attend, please sign, date and promptly return the enclosed proxy to ensure that your shares are represented.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Wade Cook Financial Corporation.

                                   Very truly yours,




                                   Wade B. Cook
                                   President and Chief Executive Officer

May 15, 2002

REQUEST FOR ELECTRONIC DELIVERY OF PROXY DOCUMENTS. Stockholders may elect to receive future distribution of proxy statements and annual reports by e-mail. To take advantage of this service, please see your proxy attached to this Proxy Statement for further information.

                         WADE COOK FINANCIAL CORPORATION
                          14675 Interurban Avenue South
                         Seattle, Washington 98168-4664
                               ------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 10, 2002
                               ------------------


To the Stockholders:

The Annual Meeting of Stockholders (the "Annual Meeting") of Wade Cook Financial Corporation (the "Company") will be held on Monday, June 10, 2002 at 7:00 p.m. local time in the Company's corporate headquarters located at 14675 Interurban Avenue So., Tukwila, Washington 98168 for the following purposes:

     1. To elect (i) three (3) Class 2 directors, with terms set to expire at the 2005 Annual Meeting of Stockholders, and (ii) Laura Cook as a Class 1 director, with a term set to expire at 2004 Annual Meeting of the Stockholders; and

     2. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 11, 2002 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

                                BY ORDER OF THE BOARD OF DIRECTORS



                                Laura M. Cook
                                Corporate Secretary

May 15, 2002



--------------------------------------------------------------------------------
                                   IMPORTANT

Whether you plan to attend the meeting, please sign, date and return promptly the enclosed proxy in the enclosed envelope, which requires no postage if mailed within the United States. Promptly signing, dating, and returning the proxy will save the Company the additional expense of further solicitation.

The  proxy  statement  that   accompanies  this  Notice  of  Annual  Meeting  of
Stockholders contains material information regarding the matters to be considered at the Annual Meeting, and should be read in conjunction with this Notice.
--------------------------------------------------------------------------------

                         WADE COOK FINANCIAL CORPORATION
                          14675 Interurban Avenue South
                         Seattle, Washington 98168-4664
                               ------------------
                                 PROXY STATEMENT
                               ------------------

                ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

General

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Wade Cook Financial
Corporation ("WCFC" or the "Company") to be voted at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, June 10, 2002 at 7:00 PM local time at the Company's corporate headquarters located at 14675 Interurban Avenue So., Tukwila, Washington 98168 and any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. These proxy materials, together with the Company's Annual Report to Stockholders, are being mailed to stockholders on or about May 15, 2002.

Quorum and Voting Rights

     At the close of business on April 11, 2002, there were 65,165,105 shares of common stock, par value $0.001 (the "Common Stock"), of the Company issued and outstanding. As there are no other classes of voting stock of the Company issued and outstanding, only holders of record of the shares of Common Stock outstanding on that date will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. The presence at the meeting of at least a majority of such shares, either in person or by proxy, shall constitute a quorum for the transaction of business. "Broker non-votes" and shares held by persons abstaining will be counted in determining whether a quorum is present. Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so, whether or not they choose to attend the meeting in person. If a quorum is not present or represented at the Annual Meeting, the stockholders present at the Annual Meeting or represented by proxy have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented. At any such adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

     If you are a stockholder of record, you may vote by using the proxy card enclosed with this Proxy Statement. When your proxy card is returned properly signed, the shares represented will be voted according to your directions. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. The proposals are identified by number and a general description on the proxy card. Please review the voting instructions on the proxy card and read the text of the proposals and the position of the Board in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendations of the Board on that proposal. For the reasons stated in more detail later in the Proxy Statement, the Board recommends a vote (i) "FOR" Angela Pirtle, Ken Roberts, and Everett Sparks selected to serve as Class 2 directors, with terms expiring at the 2005 Annual Meeting of Stockholders, and (ii) "FOR" Laura Cook selected to serve as a Class 1 director, with a term set to expire at the 2004 Annual Meeting of Stockholders.

     It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If any other matters are properly presented for action, however, the proxies named on the proxy card will be authorized by your proxy to vote on those other matters in their discretion.

     On each matter properly brought before the meeting, stockholders of record will be entitled to one (1) vote for each share of Common Stock held. Stockholders do not have the right to cumulate their votes in the election of directors. Under Nevada law and the Company's Bylaws, if a quorum exists at the meeting: (i) the nominees for Class 2 directors who receive the greatest number of votes cast in the election of directors will be elected and (ii) the nominee for a Class 1 director who receives the greatest number of votes cast in the election of directors will be elected.

     Votes, which will be counted on a one vote per share basis, shall be tabulated by Automated Data Processing Corporation. Abstention from voting and "broker non-votes" will have no effect on the proposals, as approval of each of these proposals is based solely on the number of votes actually cast.

Revocability of Proxies

     Stockholders who execute proxies may revoke them at any time prior to their exercise by (i) delivering a written revocation to the Corporate Secretary of the Company at its principal executive offices, (ii) submission of a proxy with a later date or (iii) voting in person at the Annual Meeting.

Stockholder Proposals

     Proposals of eligible stockholders of the Company that are intended to be presented at the Company's 2003 Annual Meeting of Stockholders (the "2003 Annual Meeting") and that stockholders desire to have included in the Company's proxy materials relating to such meeting must be received by the Corporate Secretary of the Company, at the Company's principal executive officers, no later than 120 calendar days prior to the anniversary of the mailing date for the Annual Meeting (May 15, 2002), and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

     To qualify as an "eligible" stockholder, a stockholder must have been a record or beneficial owner of at least one percent (1%) of the Company's outstanding Common Stock, or shares of Common Stock having a market value of at least $2,000, for a period of at least one (1) year prior to submitting the proposal, and the stockholder must continue to hold the shares through the date on which the meeting is held.

     Securities and Exchange Commission (the "SEC") rules establish a deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the
"Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2003 Annual Meeting is 45 calendar days prior to the anniversary for the mailing date of this Proxy Statement (May 15, 2002). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2003 Annual Meeting.

     The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting.

Solicitation of Proxies

     The proxy card accompanying this Proxy Statement is solicited by the Board. Proxies may be solicited by officers, directors and other employees of the Company, none of whom will receive any additional compensation for their services. Solicitations of proxies may be made personally, or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All costs of soliciting such proxies will be paid by the Company. The Company has incurred minimal costs related to this proxy solicitation to date, but anticipates it is likely not to incur more than approximately $30,000 in the future related to the proxy preparation, distribution and collection process.

                                   PROPOSAL 1

                          ELECTION OF CLASS 2 DIRECTORS

     The Board consists of nine (9) positions and is divided into three (3) equal classes. Directors in each class are elected for a three (3) year term or until his or her earlier death, retirement, resignation or removal. This year Angela Pirtle, Ken Roberts, and Everett Sparks were selected by the Board to stand for election as the Company's Class 2 directors with terms expiring at the 2005 Annual Meeting of Stockholders. During the fourth quarter of 2001 and in the first quarter of 2002, one vacancy existed among the Company's Class 2 directors, and the Board appointed Everett Sparks to fill this vacancy in April 2002. Thereafter, Mr. Sparks was selected, along with Angela Pirtle and Ken Roberts, by the Board to stand for election as a Class 2 director with his term expiring at the 2005 Annual Meeting of Stockholders. Unless the stockholder indicates otherwise, each signed proxy will be voted for the election of these nominees. Should any of these individuals be unable to serve, the proxy will be voted for such person(s) as is designated by the Board.

Nominees for election (Class 2 directorships)
---------------------------------------------

     Angela Pirtle, 40, has been a member of the Board since June of 1999. Since 1985, Ms. Pirtle has worked as a licensed real estate broker in San Diego, California. In addition, Ms. Pirtle volunteers substantial time to her community, including acting as a youth ministry teacher, Girl Scout leader, and Chairperson for several theatrical groups. Ms. Pirtle is a member of the Audit/Executive Committee (the "Committee").

     Ken Roberts, 54, has been a member of the Board since December 2000. Currently, Mr. Roberts is retired. Prior to retirement, Mr. Roberts served as the Managing Director, Senior Vice President, Treasurer, and Chief Financial Officer of Global Transportation Services, Inc., and Global Container Line, Inc. (collectively "Global"). Global is the largest private transportation services company in Washington State, as reported in the May, 2000 issue of Washington CEO Magazine. Mr. Roberts worked at Global from 1990 until retiring. Mr. Roberts previously served a two-year term as President of the BYU Management Society (Puget Sound Chapter), and previously served as a member of the Board of Directors for that organization. Additionally, Mr. Roberts is the past President of the Washington State Chapter of the Financial Executives International. Mr. Roberts also served five years as one of the original Board members of the Foundation for Russian American Economic Cooperation. In the past, Mr. Roberts has donated his time to such charities as Mama's Hands and House of Hope. Mr. Roberts obtained his B.A. degree from Brigham Young University in May 1970, and then a Masters degree in International Management from American Graduate School of International Management in 1980. Furthermore, Mr. Roberts was honorably discharged from the Marine Corps. in 1968, and then later from the United States Navy Reserves in 1974. Mr. Roberts is a member of the Committee.

     Everett Sparks, 52, accepted appointment to the Board in April 2002, filling one of the then remaining vacancies on the Board. From 1983 to 2000, Mr. Sparks has served in various capacities for Dove Drilling, Inc., including most recently President. Mr. Sparks maintains involvement with Dove Drilling, Inc. In his capacity as President, Mr. Sparks was responsible for researching and developing new oil and gas projects, evaluating drilling sites, investor relations work, and project completion. From

2000 to the present, Mr. Sparks has worked for Oil Development of Rock Creek, Inc. Mr. Sparks currently serves as President of that business. In his capacity as President, Mr. Sparks is responsible for acquiring valuable leases, buying productive oil and gas properties, and compliance with Federal and State environmental protection regulations. Mr. Sparks attended and received his bachelor's degree in business from Texas Christian University in Fort Worth, Texas. Since 1997, Mr. Sparks has continued his education with the Company as a member of Wealth U. Mr. Sparks is also taking graduate course work in accounting from University of Texas in Tyler, Texas.

     THE  BOARD  RECOMMENDS  A VOTE  "FOR"  EACH  OF THE  NOMINEES  AS  CLASS  2
DIRECTORS.

                  ELECTION OF LAURA COOK AS A CLASS 1 DIRECTOR

     From the second quarter of 2001 to the first quarter of 2002, one vacancy existed among the Company's Class 1 directors, and the Board appointed Laura Cook to fill this vacancy in April 2002. Thereafter, Mrs. Cook was selected by the Board to stand for election as a Class 1 director with her term expiring at the 2004 Annual Meeting of Stockholders. Unless the stockholder indicates otherwise, each signed proxy will be voted for the election of this nominee.

     The candidates elected are those receiving the largest number of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected. Shares held by persons who abstain from voting on the election and "broker non-votes" will not be counted in the election.

Nominee for Election (Class 1 directorship)
-------------------------------------------

     Laura M. Cook, 49, is the Corporate Secretary of the Company. Mrs. Cook has been a frequent consultant to executive management from 1995 to the present. Mrs. Cook also served as a member of the Board from 1995 though July 2001. Mrs. Cook again resumed her position on the Board following an appointment to the Board that took place in April 2002. Mrs. Cook serves as an officer of the Company at the pleasure of the Board. Additionally, Mrs. Cook serves as the Corporate Secretary for the majority of the Company's wholly-owned subsidiaries and a consultant to the executive management, and is the operational manager for various affiliates of the Company. Mrs. Cook is the spouse of Wade B. Cook, the Company's CEO, President, and Chairman of the Board. Mrs. Cook's expertise over the past 15 years has been concentrated in managing accounting systems.

     THE BOARD RECOMMENDS A VOTE "FOR" MRS. COOK AS A CLASS 1 DIRECTOR.

Continuing Directors--Class 1 (Terms Expire 2004)
-------------------------------------------------

     Wade B. Cook, 52, is the Chairman of the Board, CEO, President, and Acting Chief Financial and Accounting Officer of the Company and has occupied at least one of those positions since June 1995. Mr. Cook serves as an officer of the Company at the pleasure of the Board, and his term as a director expires in 2004 at the annual meeting of the stockholders. From 1989 to January of 2002, Mr. Cook also has served as President of the Stock Market Institute of Learning, Inc., the most significant wholly-owned subsidiary of the Company. Since the end of 1998, Mr. Cook has also served as the President and Treasurer of the majority of the Company's wholly-owned subsidiaries. Mr. Cook has authored numerous books, tapes, and videos relating to finance, real estate, the stock market and asset protection. Furthermore, Mr. Cook actively participates in the activities of the Company, often providing his services as a speaker or trainer, or guiding the development of educational products on investing and personal wealth management. Mr. Cook is the spouse of Laura M. Cook, the Corporate Secretary and a Director of the Company.

     Janice Leysath, 46, has been a member of the Board since 1999. Mrs. Leysath's term as a director expires in 2004 at the annual meeting of the stockholders. Mrs. Leysath has previously served on numerous civic and charitable boards and committees in Las Vegas, Nevada, including the American Heart Association Board, the Elementary Education Committee and the Heritage
Museum Committee. From 1986 to 1989, Mrs. Leysath served as the Public Relations/Marketing Director for the Heart Institute of Nevada, and then as the Business Manager for Desert Cardiology until 1993. From 1993 to 1996, Mrs. Leysath operated her own medical claims processing business. Currently, Mrs. Leysath is a full time trader in the stock market. Mrs. Leysath is the Chairperson of the Committee.

Continuing Directors--Class 3 (Terms Expire 2003)
-------------------------------------------------

     Robin Anderson, 38, has been a Director since 1997. From January 2002 to the present, Ms. Anderson has served as the Chief Executive Officer ("CEO") and President of SMILe, the Company's most significant operating subsidiary. From August 2000 to January 2002, Ms. Anderson served as one of the Company's two Chief Operations Officers ("COO"). Ms. Anderson resigned her position as COO to become the CEO of SMILe. Ms. Anderson serves at the pleasure of the Board. Ms. Anderson's term as a director expires in 2003 at the annual meeting of the stockholders. Ms. Anderson has been with the Company since 1993 and is the niece of Robert Hondel. Prior to becoming COO, Ms. Anderson occupied many other positions with the Company including Assistant to the President Over Sales and Marketing and the Director of SMILe's Sales Department. In December of 1997, the Bankruptcy court dismissed an action filed by Ms. Anderson under Chapter 13 of the United States Bankruptcy Code with all outstanding claims satisfied and paid off in full.

     Robert T. Hondel, 59 has been a director of the Company since 1997. Mr. Hondel was the Company's Chief Operating Officer ("COO") from September 2000 to April 2002. Mr. Hondel also served as the Director of the Sales Department at SMILe from approximately March 1999 to August 2000, and the President of both Quantum Marketing, Inc. and Wade Cook Financial Education Centers, Inc., wholly-owned subsidiaries of the Company, from 1997 to February 1999. Mr. Hondel's term as a director expires in 2003 at the annual meeting of the stockholders. Prior to working for the Company, Mr. Hondel spent 18 years as the Director and President of Knapp College of Business in Tacoma, Washington. Mr. Hondel is the uncle of Robin Anderson.

     Joel Black, 47 has been a member of the Board since 1999. Mr. Black's term as a director expires in 2003 at the annual meeting of the stockholders. From 1995 to the present, Mr. Black has served as the Chief Executive Officer for
Education Leadership Dynamics, Inc., a privately held and independent corporation that provides independent speaking and consulting services, operates a wilderness exploration program, and runs a private high school. Since 1986, Mr. Black has also been employed as a teacher in the Enumclaw, Washington School District, and provided his services as an educational consultant nationwide. Mr. Black received dual bachelor degrees from Brigham Young University in 1979 and 1980, a Masters of Outdoor Management and Recreation from Brigham Young in 1981 and a Doctorate in Educational Engineering from Pacific Western University in 1999.

Directors and Executive Officers who have recently retired or their terms expired prior to December 31, 2001.

     Gene Stevens resigned as a member of the Board and Committee in July 2001. Mr. Stevens' voluntary resignation is part of an initiative by the Board to reduce its size and streamline operations. Mr. Stevens had been a member of the Board since March of 2000.

     Daniel Wagner resigned his position as a member the Board effective October 2001. Mr. Wagner's voluntary resignation is part of a move to reduce the overall size of the Company's Board. Mr. Wagner had been a member of the Board since April 1999, and also served as Director of Sales for SMILe.

     Cynthia Britten resigned as the Company's Chief Financial Officer and Chief Accounting Officer in March 2001.

     Robert Hondel made the decision to take a one-year sabbatical and leave his position as the Company's Chief Operating Officer in April 2002. Mr. Hondel will remain on the Board.

                               BOARD OF DIRECTORS

     The business of the Company is managed under the direction of the Board. The Board consists of nine (9) positions and is divided into three (3) equal classes. Directors in each class are elected for a three (3) year term or until his or her earlier death, retirement, resignation or removal. The Board has responsibility for establishing broad corporate policies and for the overall performance of the Company. It is not, however, involved in operating details on a day-to-day basis.

     At the Company's fiscal year end December 31, 2001, the Board consisted of the following individuals: Wade Cook; Robin Anderson; Robert Hondel; Joel Black; Janice Leysath; Angela Pirtle; and Ken Roberts.

                     MEETINGS OF THE BOARD AND THE COMMITTEE

     During 2001, the Board held 6 meetings. No director of the Board attended fewer than 75% of the aggregate of all Board meetings during the period for which he or she served as a director during 2001.

Board Committees

     On November 14, 1999, the Board resolved to establish one stand alone committee called the Audit/Executive Committee. The Committee possesses the same authority and responsibilities as the Audit, Compensation and Executive Committees had retained under the Company's prior Bylaws. The Committee's general duties include evaluation and oversight of the Company's financial reporting obligations, review and evaluation of the Company's outside auditor, determination of independence of the Company's outside auditor, and oversight with respect to the Company's policies and procedures relating to the effectiveness of current directors and officers, the nomination of new directors, compensation policy, legal issues, and codes of conduct. The members of the Committee are as follows: Janice Leysath (Chairperson), Angela Pirtle, Everett Sparks, and Ken Roberts. The Committee met 7 times during 2001, and has also met 3 times during the first quarter of 2002. During 2001, no Committee member attended fewer than 75% of the aggregate of all Committee meetings during the period for which he or she served as a member.

Compensation of Directors and Committee Members:

     Directors compensation * for the fiscal year ended December 31, 2001 was as follows:

     Annual retainer as a director...........................$10,000
     Annual retainer for membership on a standing committee..$2,000
     Annual retainer as Chairperson of a standing committee..$1,000 Reimbursement for all reasonable expenses incurred in Attending  Board or committee meetings.............$100 per diem, plus variable expenses.

*Temporary Amendment to Board Pay.

     In July of 2001, the Board resolved to temporarily reduce Board pay by 20% for members during the third and fourth quarters of 2001. Board pay was reduced to acknowledge the Board's commitment to reducing Company costs. Board pay will be returned to the prior pay schedule as of January 1, 2002.

     In addition, each director is eligible to participate in the Company's 1997 Incentive Stock Plan (the "Plan"). No option grants were made by the Company to any of its directors and Named Executive Officers, as defined below, during the last fiscal year. All option grants to director to date have fully vested.

     Option grants to directors in prior fiscal years include: Robin Anderson, the option to purchase 40,000 shares of the Common Stock; Robert Hondel, the option to purchase 40,000 shares of the Common Stock; Joel Black, the option to purchase 20,000 shares of the Common Stock; Janice Leysath, the option to purchase 20,000 shares of the Common Stock; and Angela Pirtle, the option to purchase 20,000 shares of the Common Stock. No option grants were made during the last fiscal year. All options to purchase the Common Stock have an exercise price of $0.50. The grant date for these options was December 15, 1999, the respective expiration date is December 15, 2002. See "Executive Compensation Summary of Cash and Certain Other Compensation--1997 Stock Incentive Plan."

Audit Report of the Committee

     The Committee assists the Board in executing its responsibilities for general oversight of the Company's financial accounting and reporting systems of internal control, audit processes, and monitoring compliance with laws and regulations and standards of business conduct. Additionally, the Committee is responsible for recommending to the Board, for ratification by the Board, the Committee's selection of independent auditors for the Company.

     The Committee is composed of four (4) non-employee directors, each of whom is independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Company's independent accountants, Vasquez and Company LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee Charter was adopted June 6, 2000.

     In this context the Committee hereby reports as follows:

     (1) The Committee has reviewed and discussed it's concerns regarding Company's audited financial statements with the Company's management. The Committee has discussed with Vasquez and Company LLP certain matters required under Statement on Auditing Standard No. 61 and has received written disclosures and the letter required by Independent Standards Board Standard No. 1 from the outside auditors and has discussed with them their independence.

     (2) On April 29, 2002, the Committee recommended that the Board reappoint Vasquez & Company LLP as its principal accountant and independent auditors for the fiscal year ending December 31, 2002.

     (3) Audit Fees: The aggregate fees billed by Vasquez and Company LLP, for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2001, and for review of the financial statements included in each of the Company's Form 10-Q, including audit related fees were approximately $270,000.

     (4) Financial Information Systems Designs and Implementation Fees: Vasquez and Company LLP did not bill for any professional services for financial information systems design or implementation as described in Paragraph (c)(4)(ii) or Rule 2-01 of Regulation S-X for the fiscal year ended December 31, 2001.

     (5) All Other Fees: Aggregate fees billed for all other services rendered by Vasquez and Company LLP, other than the services covered in the two previous paragraphs, for the fiscal year ended December 31, 2000 were approximately $35,000.

     (6) The Committee has considered whether the services provided by Vasquez and Company LLP are compatible with maintaining the independence of Vasquez and Company LLP and has concluded that the independence of Vasquez and Company LLP is maintained and is not compromised by the services provided.

     (7) Based on the review and discussion referred to above, the Committee recommends to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the SEC.

Respectfully submitted,                         AUDIT/EXECUTIVE COMMITTEE


April 30, 2002                                  Janice Leysath
                                                Angela Pirtle
                                                Ken Roberts
                                                Everett Sparks


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Item 12. Security Ownership Of Certain Beneficial Owners And Management

     The following table sets forth information, as of March 31, 2002, regarding the beneficial ownership of the Company's common stock by any person known to the Company to be the beneficial owner of more than five percent of the outstanding common stock, and by directors, Named Executive Officers and by all directors and Named Executive Officers of the Company as a group.

                                       Amount and Nature of
                                     Beneficial Ownership of    Percent of
       Name and Address (1)              Common Stock(2)          Class
       --------------------              ---------------          -----
Robin Anderson(3)....................           60,190              *
Joel Black (4).......................           30,075              *
Laura M. Cook (5)....................       40,632,550             62.4%
Wade B. Cook (5).....................       40,632,550             62.4%
Robert Hondel (6)....................            1,360              *
Janice Leysath(7)....................           30,000              *
Angela Pirtle (8)....................           20,000              *
Ken Roberts (9)......................           74,725              *
Cynthia Britten (10).................           40,050              *

                                       Amount and Nature of
                                     Beneficial Ownership of    Percent of
       Name and Address (1)              Common Stock(2)          Class
       --------------------              ---------------          -----
Everett Sparks.......................               --              *
All current directors and executive         41,128,950             62.9%
     officers as a group (9 persons)

-------------------------
* Represents less than 1%.
(1) Unless otherwise indicated, the address for each beneficial owner is c/o Wade Cook Financial Corporation, 14675 Interurban Avenue South, Seattle, Washington 98168-4664.
(2) Applicable percentage ownership is based on an aggregate of 65,165,105 shares of Common Stock outstanding as of March 31, 2002 together with applicable options of such holder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable, or exercisable within 60 days after April 13, 2002, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership for any other person.
(3) Includes Ms. Anderson's right to acquire 40,000 shares of Common Stock through option exercise.
(4) Represents 10,075 shares held in Mr. Black's Individual Retirement Account. Mr. Black also has the right to acquire 20,000 shares of Common Stock through option exercise.
(5) Includes (a) 34,147,112 shares of Common Stock held by the Cook family Trust; (b) 296,100 shares of Common Stock held in the name of Mr. Cook's individual retirement account; (c) 802,938 shares of Common Stock held for the benefit of minor children; and (d) 5,366,400 shares of Common Stock held by entities controlled by Mr. Cook.
(6) Includes Mr. Hondel's right to acquire 40,000 shares of Common Stock through option exercise.
(7) Includes Mrs. Leysath's right to acquire 20,000 shares of Common Stock through option exercise.
(8) Includes Ms. Pirtle's right to acquire 20,000 shares of Common Stock through option exercise.
(9) Includes 55,000 shares of Common Stock held in a limited partnership controlled by Mr. Roberts, 3,225 shares of Common Stock held by children living in Mr. Robert's household, and 1,700 of Common Stock held in Individual retirement account of Mr. Robert's spouse.
(10) Includes Mrs. Britten's right to acquire 40,000 shares of Common Stock through option exercise.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, file initial reports of ownership and reports of changes of ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

     Based solely on its review of the copies of such reports received by the Company, and on written representations by the Company's officers and directors regarding their compliance with the applicable reporting requirements under
Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 2001, all of the Company's officers and directors and all of the persons known to the Company to own more than ten percent (10%) of the Common Stock, complied with all such reporting requirements, with the exception of Ken Roberts and Joel Black, who failed to file, on a timely basis, a Form 4 with the SEC with respect to certain transactions in shares of the Company's Common Stock. Mr. Black had an unreported transaction involving the transfer of Common Stock to entities controlled by Mr. Black. Mr. Roberts had an unreported transaction involving the transfer of Common Stock to entities controlled by Mr. Roberts and the exit of a minor from Mr. Roberts' household. Laura Cook made a technical filing error when reporting changes in ownership during the last fiscal year by reporting any transactions on the beneficial ownership reports filed with the SEC by Mr. Cook, her husband.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     During the year ended December 31, 2001, no member of the Committee was an officer or employee of the Company or its subsidiaries, or was involved in a related party transaction required to be reported under Item 404 of Regulation S-K. No executive officer of the Company serves as a member of the board or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Committee.

Certain Relationships And Related Transactions

     The Company entered into a Publishing Agreement, effective February 1, 1999, which gives the Company certain rights to promote and sell materials authored by Mr. Cook. Under the terms of the Publishing Agreement, Never Ending Wealth, LP ("NEW"), an entity controlled by Mr. Cook, is entitled to receive a ten percent (10%) royalty on the net revenues attributable to the sale of published materials. The Company also has an Open-end Product Agreement with Mr. Cook, most recently amended on June 30, 2001, which gives the Company a non-exclusive license to use Mr. Cook's products, intellectual property, name, image, identity, trademarks and trade symbols. Under the terms of the Open-ended Product Agreement, Mr. Cook is entitled to receive up to 5% of gross sales revenue on the sale of Mr. Cook's products per quarter (minus refunds, returns and sales taxes collected), provided the Company is profitable at the end of said quarter. NEW is entitled to royalties under this Agreement. In 2001, Mr. Cook had accrued approximately $597,740 in royalties under the Publishing Agreement and the Open-end Product Agreement. During 2001, entities controlled by Mr. Cook received $532,836 in royalty payments under the two agreements.

     On September 30, 2000, Never Ending Wealth, an entity controlled by Mr. Cook, agreed to lend the Company up to $2,045,000. The $2,045,000 figure consists of approximately $1.8 million in current payables to entities controlled by Mr. Cook that were converted into long-term debt, and approximately $245,000 in cash or cash equivalents loaned by Mr. Cook to the Company. This agreement was formalized as a Promissory Note effective September 30, 2000. Payment of the Promissory Note has been structured as follows: 24 monthly installments payments of $18,000 to NEW commencing April 1, 2000, thereafter 72 monthly installment payments of $20,000 to NEW, and finally a balloon payment of the remaining principal and interest to NEW upon the 72nd payment. Interest accrues at a rate of 10% per annum.

     Laura Cook, secretary of the Company, and spouse of Wade Cook the Company's Chief Executive Officer, President, and beneficial owner of greater than 10% of the Company's common stock, earned $81,812.52 in executive management consulting fees.

     During 2001, the Company paid an aggregate of $93,785 to Mr. Cook's brother-in-law David Hebert Sr. This payment consisted of: (1) $73,500 under an agreement with the Company for the sale and promotion of trading software developed by Mr. Hebert called "Extreme Trading Analysis"; and in royalties due for the distribution and sale of Mr. Hebert's book entitled "On Track Investing, and $25,285 for services rendered to the Company as an independent contractor. Both Book and Software agreements were entered into by and between the Company and North Coast Management, Inc., a Nevada corporation controlled by Mr. Hebert.

     On July 20, 1999, Robert Hondel, current director and Chief Operating Officer, entered into a loan with the Company. The loan is amortized over a 30 year period payable in monthly installments of approximately $2,035. The rate of interest on the loan is 10% per annum. As of December 31, 2000, the balance owing on Mr. Hondel's loan was $197,247. As of December 31, 2001, Mr. Hondel owed $300,520 under this loan. The increase in the loan carrying amount is due primarily to $35,315 of interest accruals during 2001, and additional loan advancements made to Mr. Hondel of approximately $70,000. The interest accruals are the result of loan payment deferrals granted to Mr. Hondel for the preceding 15 months. Mr. Hondel's loan is secured by his personal home and surrounding land.

     During 1999, the Company paid salaries and other compensation to its executive officers as set forth under "Executive Compensation" below.

     EXECUTIVE COMPENSATION SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

Executive Officer Compensation

     The table below shows, for the last three fiscal years, compensation paid to the Company's Chief Executive Officer and the four most highly paid executive officers serving during the last fiscal year end whose total compensation exceeded $100,000. We refer to all these officers as the "Named Executive Officers."

SUMMARY COMPENSATION TABLE

                                  Annual Compensation                          Long-Term Compensation
                            --------------------------------     ----------------------------------------------------
                                                                           Awards              Payouts
                                                                 -------------------------    ---------
                                                                 Restricted     Securities
                                                Other Annual       Stock        Underlying       LTIP      All Other
Name and principal          Salary    Bonus     Compensation       Awards       Options(SARS)   Payouts   Compensation
   position         Year      $         $            $              $              #              $            $
      (a)            (b)     (c)       (d)          (e)            (f)             (g)           (h)          (i)
=====================================================================================================================
Wade B. Cook,       2001   $287,083    NA      $  595,740(1)        NA             NA             NA          NA
Chairman,           2000   $287,500    NA      $1,801,096(1)        NA             NA             NA          NA
President, Chief    1999   $299,376    NA      $3,937,214(1)        NA             NA             NA          NA
Executive Officer,
and Chief Financial
and Accounting
Officer

Robert T. Hondel    2001   $128,031    NA      $   39,528(8)       NA              NA             NA          NA
Chief Operating     2000   $102,250    NA      $   47,527(4)     $180              NA             NA          NA
Officer             1999   $ 99,152    NA      $   10,000(4)       NA            40,000           NA          NA

Cynthia C. Britten  2001   $145,504  $10,000(6)       NA           NA              NA             NA          NA
Chief Financial     2000   $ 81,458    NA      $   65,722(2)     $180              NA             NA          NA
Officer, Chief      1999   $ 74,866    NA      $   20,395(3)       NA            40,000           NA          NA
Accounting Officer,
and Treasurer*

Robin Anderson      2001   $104,667    NA      $   24,684(7)       NA              NA             NA          NA
Chief Executive     2000   $ 87,230    NA      $   23,236(5)     $180              NA             NA          NA
Officer SMILe       1999   $ 60,000    NA      $   81,355(5)       NA            40,000           NA          NA
=====================================================================================================================

* Mrs. Britten resigned from her positions with the Company at the end of March 2002.
(1) Represents primarily royalties accrued during 2001 but not necessarily paid to entity's controlled by Mr. Cook for the licensing of certain intellectual property rights to the Company ("Certain Relationships and Related Transaction" above).
(2) Represents primarily amounts paid to Mrs. Britten in the form of overrides and the transfer of a Company owned automobile.
(3) Represents primarily amounts paid to Mrs. Britten in the form of overrides, commissions, and family medical leave pay.
(4) Represents primarily amounts paid to Robert Hondel in the form of director fees, overrides, and commissions, and during the year 2000 use of a Company owned automobile.
(5) Represents primarily amounts paid to Ms. Anderson in the form of overrides and director fees, and during the year 2000 use of a Company owned automobile.
(6) Represents $10,000 paid to Mrs. Britten with respect to filing the Company periodic and annual reports.
(7) Represents compensation paid to Ms. Anderson in the form of a Company owned automobile ($24,684), Family Leave Pay ($13,670), and Board fees ($7,200).
(8) Represents compensation paid to Mr. Hondel in the form of a Company owned automobile ($29,228) and Board fees ($10,300).





1997 Stock Incentive Plan

     The Company's 1997 Stock Incentive Plan (the "Plan") provides for the granting of stock bonuses, stock options, stock appreciation rights, phantom stock and other stock-based awards. The Plan is administered by the Board which has the right to grant awards to eligible participants and to determine the terms and conditions of such grants, including, but not limited to, the vesting schedule and exercise price of the awards. The Plan authorizes up to 5,000,000 stock awards. Currently, there are 240,000 shares of Common Stock that have been granted as options under the Plan. All directors, officers, consultants and other employees are eligible to receive awards under the Plan. The Company filed the Plan on Form S-8 to register the shares pursuant to the terms of the Plan under the Securities Act of 1933, as amended.

Option Grants In The Last Fiscal Year

     There were no options to purchase shares of Common Stock granted under the Plan to the Chief Executive Officer and the next four most highly compensated executive officers serving in the last fiscal year whose total compensation exceeded $100,000.

Aggregate Option Exercises in the Last Fiscal Year and Fiscal Year-End Options.

     There were no options to purchase Common Stock exercised under the Plan during fiscal 2001 by the Chief Executive Officer and the next four most highly compensated executive officers serving in the last fiscal year whose total compensation exceeded $100,000.

     The table below shows the fiscal year-end option values for options granted under the Plan to the Company's Chief Executive officer and the four most highly paid executive officers serving the last fiscal year whose total compensation exceeded $100,000.

                            Number of
                            Securities
                            Underlying              Value of
                            Unexercised             Unexercised
                            Options at              in-the-money
        Name                Fiscal Year End (#)     Options (4)
        ----                -------------------     -----------
        Wade Cook ..........None                    Not Applicable
        Robert Hondel ......40,000(1)/0             $0
        Cynthia Britten ....40,000(2)/0             $0
        Robin Anderson .....40,000(3)/0             $0

(1) Represents an option to purchase 20,000 shares of Common Stock in Mr. Hondel's capacity as Director of the Company, and an Option to purchase 20,000 shares of Common Stock in Mr. Hondel's capacity as a former member of the Company's Management.
(2) Represents an option to purchase 20,000 shares of Common Stock in Mrs. Britten's capacity as Chief Financial Officer of the Company, and an Option to purchase 20,000 shares of Common Stock in Mrs. Britten's capacity as a former member of the Company's Management.
(3) Represents an option to purchase 20,000 shares of Common Stock in Ms. Anderson's capacity as Director of the Company, and an Option to purchase 20,000 shares of Common Stock in Ms. Anderson's capacity as a member of the Company's Management.
(4) As of December 31, 2001 all option grants cited in the above table consisted of out-of-the-money options. Consequently, these options were assigned a value of $0.

Committee Report on Executive Compensation

     The Committee did not establish any new compensation policy during the fiscal year ended December 31, 2001. The purpose of this report is to inform stockholders of the Company's current existing compensation policies for executive officers, including the Chief Executive Officer, during the fiscal year ended December 31, 2001. The amount of compensation paid to executive officers was solely determined by Wade B. Cook based generally upon the stated compensation policy.

     The Chief Executive Officer also receives compensation in the form of royalties for intellectual property licensed to the Company. Royalties are tied to the sales performance of the products subject to license.

     Director fees were established by the Board.


Respectfully submitted,                         AUDIT/EXECUTIVE COMMITTEE


April 30, 2002                                  Janice Leysath
                                                Angela Pirtle
                                                Ken Roberts
                                                Everett Sparks

Company Compensation Policy

     As described in the Company's proxy statement dated June 18, 2001, the Company's stated compensation policy for the year ended December 31, 2000 was as follows. "Compensation policy for executive officers has been based upon a general consideration of similarly situated executive officers in the Pacific Northwest, and upon over-all sales. The Chief Executive Officer's salary has been based upon the general consideration of similarly situated chief executive officers in the Pacific Northwest, and the value of Mr. Cook's contributions to the Company."

Employment Agreements

     The Company entered into an employment agreement with Mr. Cook, effective as of June 30, 2000, pursuant to which Mr. Cook serves as the Company's Chief Executive Officer and President. The agreement provides for a three year term beginning on June 30, 2000. Under the terms of the agreement, Mr. Cook receives an annual base salary of up to $325,000. Under the terms of the agreement, Mr. Cook may also receive additional bonuses or stock incentives for work as approved by the Board. To date, no such bonuses or incentives have been requested or approved. In addition, Mr. Cook is entitled to reimbursement for reasonable travel and business entertainment expenses authorized by the Company, as well as certain fringe benefits (See Item 13. "Certain Relationships and Related Transactions).

     The Company entered into an employment agreement with Cynthia Britten, effective November 1, 2000, pursuant to which Mrs. Britten serves as the Company's Chief Financial Officer. The agreement provides for a five year term beginning on November 1, 2000, and continuing through November 1, 2005. Under the terms of the agreement, Mrs. Britten receives an annual base salary of $115,000 in year one, $125,000 in year two, $135,000 in year three, $145,000 in year four, and $155,000 in year five. Due to Mrs. Britten's resignation as the Company's Chief Financial Officer, this agreement has been terminated effective March 2002. Mrs. Britten is entitled to receive severance pay following her separation from the Company. Mrs. Britten may be entitled to severance under the terms of this employment agreement in an amount up to 60 days her annual base salary in the applicable year of the employment agreement.

Performance Graph

     The following chart presents a comparison of the cumulative total return to stockholders since June 1997 of the Common Stock on the Over-The-Counter Bulletin Board (the "OTCBB"), the Russell 2000 Index and the NASDAQ Financial Index. The graph assumes an initial investment of $100 and reinvestment of all dividends, if any. The stock performance shown on the graph below is not necessarily indicative of future price performance.

                                  WADE COOK FINANCIAL CORP

                                  Cumulative Total Return
                    --------------------------------------------------------
                          6/97     12/98     12/99     12/00     12/01
WADE COOK FNCL CORP.    100.00     72.00     30.27     21.27      7.36
RUSSELL 2000            100.00    108.21    131.21    127.25    130.41
NASDAQ FINANCIAL        100.00    122.33    121.51    131.24    144.37

Independent Public Accountants

     Vasquez & Company LLP, Certified Public Accountants, served as the Company's independent auditors for the fiscal year ended December 31, 2001. The appointment of independent public accountants is made annually by the Board. The Board intends to select Vasquez & Company LLP as its continuing independent public auditors in 2002. Vasquez and Company LLP is not expected to be present at the 2002 Annual Meeting of Stockholders, and consequently will not be available to make statements or answer questions.

     On November 28, 2000, the Company, as recommended by the Board, engaged Vasquez & Company LLP as its principal accountant and independent auditors for the fiscal year ending December 31, 2000, and simultaneously dismissed Miller and Co. LLP as its principal accountant and auditors. On December 6, 2000, the Company filed an amended Form 8-K recording this event pursuant to the Securities Exchange Act of 1934, as amended.

     The amended Form 8-K contained the following disclosure:

     The reports of Miller and Co. LLP for the past two fiscal years do not contain an adverse opinion or a disclaimer of opinion and are not qualified as to audit scope or accounting principal. However, Miller and Co. LLP included within its report on the Company's financial statements for the fiscal year ended December 31, 1999 a paragraph stating that the Company suffered a significant operating loss from operations and continued to have a working capital deficit which raised substantial doubt about the Company's ability to continue as a going concern. See the Company's report on Form 10-K for the period ended December 31, 1999 for Miller and Co. LLP's complete report.

     During the Company's two most recent fiscal years and the interim period since that date, there have been no disagreements with Miller and Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Miller and Co. LLP would have caused Miller and Co. LLP to make reference to the matter in their report. Further, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-X, or any reportable event, as the term is defined in Item 304
     (a)(1)(v) of Regulation S-K.

     The Company requested Miller and Co. LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated December 1, 2000, was filed as Exhibit 16.1 to this Form 8-K.

     The Company has also attached a copy of the letter to this Proxy Statement under Annex B.

OTHER MATTERS

     The Company is not aware of any other business to be acted upon at the meeting. If other business requiring a vote of the stockholders should come before the meeting, the holders of the proxies will vote in accordance with their best judgment.

     IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY AND THAT YOUR SHARES ARE REPRESENTED. STOCKHOLDERS ARE URGED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                                BY ORDER OF THE BOARD OF DIRECTORS




                                Wade B. Cook
                                President and Chief Executive Officer

May 15, 2002

     A copy of the Company's Annual Report on Form 10-K for fiscal year 2001, containing information on operations, filed with the SEC is available at the Company's web-site www.wadecook.com or upon oral or written request. For all written and oral requests the contact information is as follows: Investor Relations, Wade Cook Financial Corporation, 14675 Interurban Avenue South, Seattle, Washington 98168-4664, telephone number (206) 901-3000.

                                                                         Annex A

[WADE COOK LOGO]

14875 Interurban Avenue South
Seattle, Washington  98168-4664

                                     VOTE BY INTERNET - www.proxyvote.com
                                     Use the Internet to transmit your voting instructions and for eletronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

                                     VOTE BY PHONE - 1-800-800-6903
                                     Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.


                                     VOTE BY MAIL
                                     Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return to Wade Cook Financial Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

                                                 THANK YOU FOR VOTING





TO VOTE, MARK BLOCKS BELOW IN BLUE            KEEP THIS PORTION FOR YOUR RECORDS
 OR BLACK INK AS FOLLOWS             WADCO1
--------------------------------------------------------------------------------
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED


________________________________________________________________________________
WADE COOK FINANCIAL CORPORATION
                                                                        ----|
The following Proposal is being maded by Wade                               |
Cook Financial Corporation                                                  |
                                                                            |


Vote On Directors
                                     FOR      WITHHELD     FOR ALL     To withhold authority to vote, mark
1. Election of Class 2 Directors:    ALL        ALL        EXCEPT      "For All Except" and write the
                                                                       nominee(s) number on the line below
    01) Angele Pirtle                [ ]        [ ]         [ ]
    02) Ken Roberts                  [ ]        [ ]         [ ]        -----------------------------------
    03) Everett Sparks               [ ]        [ ]         [ ]


   Election of Class 1 Director:

    04)  Laura Cook


2.  In their discretion, the proxies are authorized to vote upon such other business as may property come before the meeting.


     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by an authorized person.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated _______, 2002.


Please sign exactly as the name(s) appear on the stock certificate(s).


 _____________________________________          _______________________________
|                            |        |        |                         |     |
|____________________________|________|        |_________________________|_____|
Signature                      Date             Signature                 Date
________________________________________________________________________________

--------------------------------------------------------------------------------

________________________________________________________________________________

                        WADE COOK FINANCIAL CORPORATION
                         14676 Interurban Avenue South
                         Seattle, Washington 98168-4664

                       ANNUAL MEETING OF THE STOCKHOLDERS

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Laura Cook and Troy Romero, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Wade Cook Financial Corporation held of record by the undersigned at the close of business on April 11, 2002 at the Annual Meeting of Stockholders to be held on Monday, June 10, 2002, or any adjournment or postponement thereof.



     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                                                         Annex B

         Letter from Miller and Co. LLP regarding change of accountants


                 MILLER AND CO. LLP ACCOUNTANTS AND CONSULTANTS
     -----------------------------------------------------------------------

Tel: (310 576-6880 501          Santa Monica Boulevard            MEMBER OF
Fax: (310) 576-6881                   Second Floor          SEC PRACTICE SECTION
e-mail: millco@miller        Santa Monica, California 90401    OF THE AMERICAN
    andcollp.com                                                 INSTITUTE OF
                                                               CERTIFIED PUBLIC
                                                                  ACCOUNTANTS

                                Established 1949

                                December 1, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Wade Cook Financial Corp.

We have read the statements that we understand that Wade Cook Financial Corp. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under
Item 4.

                                            Very truly yours,

                                            MILLER AND CO. LLP

                                            /s/ Jorge R. Fernandez
                                            Jorge R. Fernandez
                                            Partner